SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 29, 2005
                        (date of earliest event reported)


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333- 125422                20-0842986
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

                               383 Madison Avenue
                            New York, New York 10179
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Filing of Computational Materials

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities I LLC (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Terwin Mortgage Trust Trust, Asset-Backed Certificates, Series 2005-18ALT.

         In connection with the offering of the Terwin Mortgage Trust Trust, Asset-Backed Certificates, Series 2005-18ALT, Bear, Stearns & Co. Inc. ("Bear Stearns"), as one of the underwriters of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Bear Stearns with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         The Computational Materials are attached hereto as Exhibit 99.1.

Item 9.01 (c).  Financial Statements, Pro Forma Financial Information and
                Exhibits.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits:

         99.1     Computational Materials

         Exhibit No.                                                 Description
------------------------------- --------------------------------------------------------------------------------------
             99.1               Computational Materials (as defined in Item 8.01) that have been provided by Bear
                                Stearns to certain prospective purchasers of Terwin Mortgage Trust Trust,
                                Asset-Backed Certificates, Series 2005-18ALT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                          SECURITIES I LLC


                                          By:      /s/ Matthew Perkins

                                          Name:    Matthew Perkins
                                          Title:   Director

                            Dated: December 29, 2005

                                  EXHIBIT INDEX

        Exhibit Number                                 Description                                    Page
------------------------------- ----------------------------------------------------------- -------------------------
             99.1               Computational  Materials  (as  defined  in  Item
                                8.01) that have been provided by Bear Stearns to
                                certain   prospective   purchasers   of   Terwin
                                Mortgage Trust Trust, TMTS, Series 2005-18ALT.